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                                                                    Exhibit 10.5


                        FIRST AMENDMENT TO NI SOURCE INC.
                    NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

     WHEREAS, NiSource Inc. (formerly NIPSCO Industries, Inc.) ("Company") adopted the NIPSCO Industries, Inc. Nonemployee Director Stock Incentive Plan, effective February 1, 1992, as last amended and restated effective February 1, 1998 ("Plan"); and

     WHEREAS, pursuant to Section 9.1 of the Plan, the Company deems it to be in its best interest to amend the Plan as described below;

     NOW, THEREFORE, the Plan is hereby amended, effective April 1, 1999, as follows:

     1. The Plan is renamed the NiSource Inc. Nonemployee Director Stock Incentive Plan;

     2.   The second sentence of Section 6.7 is amended to read as follows:

          Regardless of the vesting schedule set forth above, all Shares of Restricted Stock held by a Participant shall immediately become one hundred percent (100%) vested upon the first to occur of the following:

          (a)  The completion of the vesting schedule set forth above;

          (b)  The death of the Participant;
          (c)  The Disability of the Participant;
          (d) The retirement of the Participant from service on the Board prior to death or Disability and after attaining the age of seventy
               (70) years; or
          (e)  The effective date of a Change in Control of the Company.

     3.   Section 6.8 is amended to read as follows:

          6.8 TERMINATION OF DIRECTORSHIP. In the event a Participant ceases to be a Director for any reason other than death, Disability or retirement (as defined in Section 6.7(d)), all Shares of Restricted Stock not vested as of the effective date of termination shall be forfeited and shall revert back to the Company (with no further vesting to occur). In the event a Participant ceases to be a Director by reason of death, Disability or retirement, all Shares of Restricted Stock granted under the Plan shall immediately vest one hundred percent (100%).

     4. The second sentence of Section 7.5 is amended to read as follows:

          Regardless of the vesting schedule set forth above, all Options held by a Participant shall immediately become one hundred percent (100%) vested upon the first to occur of the following:


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          (a)  The completion of the vesting schedule set forth above;
          (b)  The death of the Participant;
          (c)  The Disability of the Participant;
          (d) The retirement of the Participant from service on the Board prior to death or Disability and after attaining the age of seventy
               (70) years; or
          (e)  The effective date of a Change in Control of the Company.

     5.   Section 7.6 of the Plan is amended to read as follows:

          7.6 TERMINATION OF DIRECTORSHIP. In the event a Participant ceases to be a Director for any reason other than death, Disability or retirement (as defined in Section 7.5(d)), all Options not vested as of the effective date of termination shall be forfeited and shall revert back to the Company (with no further vesting to occur). All Options which are vested as of such date shall remain exercisable for six (6) months following the date the Director's service on the Board terminates, or until their expiration date, whichever period is shorter.

          In the event a Participant dies, incurs a Disability or ceases service on the Board due to retirement, prior to termination of any of his Options without having fully exercised such Option, the Participant, or his legal representative, beneficiary, heir or legatee, shall have the right to exercise such unexercised Option during its term within a period of one year after the date of such termination due to death, Disability or retirement, or during such other period and subject to such terms as may be determined by the Board. Options which vest pursuant to a Change in Control shall remain exercisable throughout their entire term.



                                              NISOURCE INC.


                                              By: /s/ Mark D. Wyckoff
                                                 ----------------------------
                                              Mark D. Wyckoff
                                              Vice President, Human Resources